Exhibit 10.6
AMENDMENT NO. 5
          Amendment No. 5, dated as of May 11, 2007 (“Amendment No. 5”), by and among LIFEPOINT HOSPITALS, INC. (formerly known as LAKERS HOLDING CORP.), a Delaware corporation (“Borrower”), the Lenders party hereto, CITICORP NORTH AMERICA, INC., as administrative agent for the Lenders (the “Administrative Agent”), and BANK OF AMERICA, N.A., as Issuing Bank, to the Credit Agreement dated as of April 15, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Borrower, the financial institutions listed on Schedule 2.01 thereto, as such Schedule may from time to time be supplemented and amended (the “Lenders”), the Administrative Agent, CIBC WORLD MARKETS CORP., BANK OF AMERICA, N.A., UBS SECURITIES LLC and SUNTRUST BANK, as co-syndication agents, and CITIGROUP GLOBAL MARKETS INC., as sole lead arranger and sole bookrunner. Terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.
          WHEREAS, Borrower has requested that the Administrative Agent and the Requisite Lenders amend certain provisions of the Credit Agreement;
          WHEREAS, the Administrative Agent and the Requisite Lenders have considered and agreed to Borrower’s requests, upon the terms and conditions set forth in this Amendment No. 5;
          NOW, THEREFORE:
          SECTION 1. Amendments.
          (a) Amendments to Section 1.01. Defined Terms.
               (1) The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:
          “Amendment No. 5” means Amendment No. 5 to this Agreement dated as of May 11, 2007.
          “Amendment No. 5 Effective Date” means the date on which all conditions precedent set forth in Section 3 of Amendment No. 5 are satisfied.
          “Available Amount” means, at any time (the “Reference Date”), an amount equal to (a) 50% of Consolidated Net Income for the period commencing at the beginning of the Fiscal Quarter in which the Amendment No. 5 Effective Date occurs and ending on the last day of the most recent Fiscal Quarter or Fiscal Year, as applicable, for which financial statements and the related Compliance Certificate required to be delivered pursuant to Section 5.01(a) or Section 5.01(b) have been received by the Administrative Agent (or in the case such Consolidated Net Income for such period is a deficit, minus 100% of such deficit), plus (b) $100,000,000, minus (c) the aggregate amount of any Investment made pursuant to Section 6.04(xviii) or any Restricted Payment made pursuant to Section 6.07(xi) or any payment made pursuant to clause

(i)(B) of the proviso to Section 6.10(b) during the period commencing on the Closing Date and ending on or prior to the Reference Date.
          “Bond Hedge” shall have the meaning set forth in Section 6.04(xviii).
          “Bond Hedge Counterparties” shall have the meaning set forth in Section 6.04(xviii).
          “Not Otherwise Applied” means, with reference to the Available Amount that is proposed to be applied to a particular use or transaction, that such amount (a) was not required to be applied to prepay the Loans pursuant to Section 2.05(b) and (b) has not previously been (and is not simultaneously being) applied to anything other than that such particular use or transaction.
          “Warrants” shall have the meaning set forth in Section 6.07(xii).
               (2) (i) The definition of “Excess Cash Flow Percentage” is hereby amended by deleting “2.0:1.0” in both places where it appears and replacing it with “3.0:1.0”.
(ii) Clauses (2) and (3) of the definition of “Permitted Convertible Debt” are hereby deleted in their entirety.
(iii) Clause (4) of the definition of “Permitted Convertible Debt” is hereby amended by deleting the proviso to such clause and adding at the end of such clause the following words: “except with respect to a fundamental change pursuant to clause (3) below”.
(iv) Clause (5) of the definition of “Permitted Convertible Debt” is hereby amended by adding immediately preceding the words “and covenants thereunder” the following words: “, repurchase upon a fundamental change provisions”.
(v) Clauses (4), (5), (6) and (7) of the definition of “Permitted Convertible Debt” are hereby renumbered as clauses (2), (3), (4) and (5) respectively.
(vi) The definition of “Permitted Convertible Debt” is hereby amended by adding to the end of such definition a new sentence as follows: “For avoidance of doubt, (i) any payment of cash shall be subject to the limitations set forth in this Agreement and the other Loan Documents and (ii) Borrower’s existing 3.25% Convertible Senior Subordinated Debentures due 2025 shall be deemed to be “Permitted Convertible Debt” for all purposes hereunder.”
          (b) Amendments to Section 2.05. Optional and Mandatory Prepayments of Loans; Repayments of Term B Loans. Section 2.05 of the Credit Agreement is hereby amended by adding to the end of Section 2.05(e) a new sentence as follows:
“Notwithstanding the foregoing, the first $500,000,000 of Net Proceeds of Permitted Convertible Debt issued after the Amendment No. 5 Effective Date, after purchase of any Bond Hedge in respect thereof, shall be applied to repay outstanding Revolving Loans (without a commitment reduction) and any excess of such first $500,000,000 of Net Proceeds after repayment in full of such outstanding Revolving Loans shall be used to repay Term B Loans. Any proceeds of Permitted Convertible Debt in excess of such first $500,000,000 of Net Proceeds after the Amendment No. 5 Effective Date shall be applied as may be otherwise set forth in this Agreement.”
          (c) Amendments to Section 2.21. Increase in Commitments. Section 2.21 of the Credit Agreement is hereby amended by (i) deleting the amount “$400,000,000” in clause (i) of Section 2.21(a) and replacing it with “$600,000,000 (it being understood that $200,000,000 of such amount was used prior to the Amendment No. 5 Effective Date)”, (ii) deleting the amount “$100,000,000” in clause (ii) of Section 2.21(a) and replacing it with “$150,000,000 (it being understood that $50,000,000 of such amount was used prior to the Amendment No. 5 Effective Date)” and (iii) adding the following immediately preceding the final sentence of Section 2.21(a):
“In addition to and notwithstanding the foregoing, so long as the conditions set forth in clauses (x) and (y) of the first sentence of this Section 2.21(a) are satisfied (substituting “Incremental Term A Loans” for “Incremental Term Loans” in each case in such clauses), Borrower may from time to time request (i) additional term A loans (the “Incremental Term A Loans” and the related commitments, the “Incremental Term A Loan Commitments”) in an aggregate principal amount for all such Incremental Term A Loans not to exceed $250,000,000; provided that any such increase shall be in an aggregate amount of $25,000,000 or any whole multiple of $1,000,000 in excess thereof; provided, further, that any existing Lender approached to provide all or a portion of the Incremental Term A Loans and related commitments may elect or decline, in its sole discretion, to provide such loans and commitments. The Incremental Term A Loans (A) shall rank pari passu in right of payment and right of security in respect of the Collateral with the Term B Loans and (B) other than amortization, pricing and maturity date, shall have the same terms as Term B Loans existing immediately prior to the effectiveness of the amendment creating such Incremental Term Loans; provided that (x) the Incremental Term A Loans shall not have a final maturity date earlier than the Revolving Credit Maturity Date and (y) amortization of Incremental Term A Loans shall not shall not be greater than pro rata across the life of the Incremental Term A Loans. Any Lender or additional bank or financial institution electing to make available an Incremental Term A Loan Commitment (an “Incremental Term A Lender”) shall become a Lender or make its Incremental Term A Commitment under this Agreement, pursuant to an Incremental Facility Amendment to this Agreement giving effect to the modifications permitted by this Section 2.21 and, as appropriate, the other Loan Documents, executed by the Loan Parties, each Incremental Term A Lender and the Administrative Agent, and to any other documentation, in each case on terms and documentation satisfactory to the Administrative Agent and the Lead Arranger.”
and (iii) inserting “or Incremental Term A Loan Commitments, as the case may be,” “or Incremental Term A Loans, as the case may be,” following “Incremental Term Loan Commitments” and “Incremental Term Loans”, respectively, in Sections 2.21(b) and (c).

          (d) Amendment to Section 6.01. Indebtedness; Certain Equity Securities. Section 6.01(xi) of the Credit Agreement is hereby amended by adding at the end of such clause (xi) the following:
“provided, further, that, notwithstanding the foregoing, the proceeds of the first $500,000,000 of Net Proceeds of Permitted Convertible Debt issued after the Amendment No. 5 Effective Date, after purchase of any Bond Hedge in respect thereof, shall be applied to repay outstanding Revolving Loans (without a reduction of Revolving Credit Commitments) as set forth in the last sentence of Section 2.05(e);”
          (e) Amendments to Section 6.04. Investments, Loans, Advances, Guarantees and Acquisitions. Section 6.04 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (xvi), (ii) replacing the “.” at the end of clause (xvii) with “;” and (iii) adding new clauses (xviii) and (xix) as follows:
“(xviii) Investments in a convertible bond hedging transaction (a “Bond Hedge”) comprised of over-the-counter call options purchased from one or more financial institutions (the “Bond Hedge Counterparties”) substantially concurrently with the issuance of Permitted Convertible Debt to be hedged thereby and relating to a number of shares of Borrower common stock not to exceed the number of shares of Borrower common stock underlying such Permitted Convertible Debt; and
(xix) so long as no Default or Event of Default shall have occurred and be continuing, Investments not to exceed the Available Amount that is Not Otherwise Applied.”
          (f) Amendments to Section 6.05. Asset Sales. Section 6.05(xi) of the Credit Agreement is hereby amended by inserting the words “and the Warrants” immediately preceding the semicolon at the end of such clause.
          (g) Amendments to Section 6.07. Restricted Payments. Section 6.07 of the Credit Agreement is hereby amended by (i) deleting sub-clause (x) of clause (vii) in its entirety, (ii) deleting the words “(y) in addition to the foregoing clause (x)” in subclause (y) of clause (vii), (iii) deleting the word “and” at the end of clause (ix), (iv) deleting the “.” at the end of clause (x) and replacing it with “;” and (v) adding new clauses (xi), (xii) and (xiii) as follows:
“(xi) so long as no Default or Event of Default shall have occurred and be continuing, Restricted Payments not to exceed the Available Amount that is Not Otherwise Applied;
“(xii) the issuance and sale to the Bond Hedge Counterparties, substantially concurrently with the issuance of any related Permitted Convertible Debt, of warrants (“Warrants”) relating to a number of shares of Borrower common stock not to exceed the number of shares of Borrower common stock underlying such Permitted Convertible Debt; provided, that the exercise or settlement of the Warrants shall be satisfied solely in shares of Borrower common stock (or the type consideration received by holders of Borrower common stock in any merger, amalgamation, consolidation, binding share exchange, reclassifica-

tion, recapitalization, takeover, tender offer, nationalization or insolvency in which common stock of the Borrower is converted into, is exchanged for or constitutes the right to receive cash, securities other than common stock of the Borrower or other property); and
“(xiii) the performance by Borrower of its obligations under the Warrants (including, but not limited to, settlement thereof as contemplated by clause (xii) above).”
          (h) Amendments to Section 6.10. Amendments or Waivers of Certain Documents; Prepayments of Certain Indebtedness. Section 6.10(b) of the Credit Agreement is hereby amended by (i) adding immediately preceding the words “to the extent” in clause (i) of the proviso of such section “(A)” and (ii) adding immediately preceding the comma at the end of such clause the following: “and (B) so long as no Default or Event of Default shall have occurred and be continuing, using the Available Amount that is Not Otherwise Applied”.
          SECTION 2. Representations, Warranties and Covenants. The Loan Parties represent, warrant and covenant to the Administrative Agent that:
     (a) this Amendment No. 5 has been duly authorized, executed and delivered by them and constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against such Loan Party in accordance with its terms;
     (b) after giving effect to this Amendment No. 5, the representations and warranties set forth in Article III of the Credit Agreement and the other Loan Documents will be true and correct with the same effect as if made on and as of the date hereof (unless expressly stated to relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and
     (c) no Default or Event of Default has occurred and is continuing.
          SECTION 3. Conditions to Effectiveness. This Amendment No. 5 shall become effective when:
     (a) the Administrative Agent shall have received counterparts of this Amendment No. 5 that, when taken together, bear the signatures of Lenders constituting the Requisite Lenders and the Loan Parties;
     (b) all corporate and other proceedings taken or to be taken in connection with this Amendment No. 5 and all documents incidental thereto, whether or not referred to herein, shall be reasonably satisfactory in form and substance to the Administrative Agent; and
     (c) all fees and expenses required to be paid or reimbursed by Borrower pursuant to the Credit Agreement, including all invoiced fees and expenses of counsel to the Administrative Agent, shall have been paid or reimbursed, on or prior to effectiveness as applicable.
          SECTION 4. Applicable Law. THIS AMENDMENT NO. 5 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE

STATE OF NEW YORK. SECTION 9.11 OF THE CREDIT AGREEMENT SHALL APPLY TO THIS AMENDMENT NO 5.
          SECTION 5. Credit Agreement; Loan Document. Except as expressly set forth herein, this Amendment No. 5 shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. For the avoidance of doubt, this Amendment No. 5 shall be deemed to be a “Loan Document” within the meaning of the Credit Agreement.
          SECTION 6. Counterparts. This Amendment No. 5 may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Amendment No. 5 by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment No. 5.
          SECTION 7. Roles. Citigroup Global Markets Inc. shall act in the capacity as Sole Lead Arranger and Sole Bookrunner with respect to this Amendment No. 5, but in such capacities shall not have any obligations, duties or responsibilities, nor shall incur any liabilities, under this Amendment No. 5 or any other Loan Document.
[Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be duly executed by their authorized officers as of the date set forth above.

LIFEPOINT HOSPITALS, INC.
By:	/s/ William F. Carpenter III
	Name:	William F. Carpenter III
	Title:	President and Chief Executive Officer

EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE I HERETO (other than LifePoint Asset Management Company, Inc.)
By:	/s/ Gary D. Willis
	Name:	Gary D. Willis
	Title:	Senior Vice President and Chief Accounting Officer

LIFEPOINT ASSET MANAGEMENT COMPANY, INC.
By:	/s/ Gary D. Willis
	Name:	Gary D. Willis
	Title:	Senior Vice President and Chief Accounting Officer

[Amendment No. 5]

CONSENTED TO:

CITICORP NORTH AMERICA, INC.,
as Administrative Agent

By:	/s/ John W. Peruzzi

Name: John W. Peruzzi
Title: Managing Director

CITICORP NORTH AMERICA, INC.,
as a Lender

		By:	/s/ John W. Peruzzi
Name: John W. Peruzzi
Title: Managing Director
[Amendment No. 5]

CIBC Inc., as a Lender
By:	/s/ Caroline Adams
	Name:	Caroline Adams
	Title:	Authorized Signatory

Blue Shield of California, as a Lender
By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

Franklin CLO I, Limited, as a Lender
By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

Franklin CLO IV, Limited, as a Lender
By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

Franklin CLO V, LTD, as a Lender
By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

WestLB AG, New York Branch, as a Lender
By:	/s/ Steven Berman
	Name:	Steven Berman
	Title:	Director

[Amendment No. 5]

By:	/s/ Brendan McGlynn
	Name:	Brendan McGlynn
	Title:	Manager

IKB Capital Corporation, as a Lender
By:	/s/ Mickey Chadha
	Name:	Mickey Chadha
	Title:	Portfolio Manager

BlackRock Senior Income Series BlackRock Senior Income Series IV BlackRock Floating Rate Income Strategies Fund, Inc. Master Senior Floating Rate Trust, as a Lender
By:	/s/ Thomas Colwell
	Name:	Thomas Colwell
	Title:	Authorized Signatory

Commerzbank, AG, New York and Grand Cayman Branches, as a Lender
By:	/s/ Edward C.A. Forsberg, Jr.
	Name:	Edward C.A. Forsberg, Jr.
	Title:	SVP & Manager

By:	/s/ Nivedita Persaud
	Name:	Nivedita Persaud
	Title:	Vice President

Regions Bank, as a Lender
By:	/s/ Craig Gardella
	Name:	Craig Gardella
	Title:	Senior Vice President

[Amendment No. 5]

USB AG, Stamford Branch, as a Lender
By:	/s/ Douglas Gervollno
	Name:	Douglas Gervolino
	Title:	Director Banking Products Services, US

By:	/s/ Toba Lumbantobing
	Name:	Toba Lumbantobing
	Title:	Associate Director Banking Products Services, US

U.S. Bank, N.A., as a Lender
By:	/s/ Thomas A. Heckman
	Name:	Thomas A. Heckman
	Title:	Vice President

Bank of America, N.A., as a Lender
By:	/s/ Jill J. Hogan
	Name:	Jill J. Hogan
	Title:	Vice President

Beecher CBNA Loan Funding LLC, as a Lender
By:	/s/ Roy Hykal
	Name:	Roy Hykal
	Title:	Attorney-in-Fact

[Amendment No. 5]

Van Kampen Senior Loan Fund
by:	Van Kampen Asset Management, as a Lender

By:	/s/ Christina Jamieson
	Name:	Christina Jamieson
	Title:	Managing Director

Van Kampen Senior Income Trust
by:	Van Kampen Asset Management, as a Lender

By:	/s/ Christina Jamieson
	Name:	Christina Jamieson
	Title:	Managing Director

Bushnell CBNA Loan Funding LLC, for itself or as agent for Bushnell CFPI Loan Funding LLC, as a Lender
By:	/s/ Adam Kaiser
	Name:	Adam Kaiser
	Title:	Attorney-in-Fact

Citibank, N.A., as a Lender
By:	/s/ Christine M. Kanicki
	Name:	Christine M. Kanicki
	Title:	Attorney-in-Fact

Augusta Funding LLC, as a Lender
By:	/s/ Tara E. Kenny
	Name:	Tara E. Kenny
	Title:	Assistant Vice President

[Amendment No. 5]

Jupiter Loan Funding LLC, as a Lender
By:	/s/ Tara E. Kenny
	Name:	Tara E. Kenny
	Title:	Assistant Vice President

Harbour Town Funding LLC, as a Lender
By:	/s/ Tara E. Kenny
	Name:	Tara E. Kenny
	Title:	Assistant Vice President

Long Lane Master Trust IV, as a Lender
By:	/s/ Tara E. Kenny
	Name:	Tara E. Kenny
	Title:	Assistant Vice President

Muirfield Trading, as a Lender
By:	/s/ Tara E. Kenny
	Name:	Tara E. Kenny
	Title:	Assistant Vice President

Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Investment Portfolio, as a Lender
By:	/s/ Peter L. Lydecker
	Name:	Peter L. Lydecker
	Title:	Assistant Treasurer

SunTrust Bank, as a Lender
By:	/s/ Mark D. Mattson
	Name:	Mark D. Mattson
	Title:	Managing Director

[Amendment No. 5]

AMMC CLO IV, LIMITED
By:	American Money Management Corp., as Collateral Manager, as a Lender

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

AMMC CLO V, LIMITED
By:	American Money Management Corp., as Collateral Manager, as a Lender

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

AMMC CLO VI, LIMITED
By:	American Money Management Corp., as Collateral Manager, as a Lender

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

AMMC VII, LIMITED
By:	American Money Management Corp., as Collateral Manager, as a Lender

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

[Amendment No. 5]

General Electric Capital Corporation, as a Lender
By:	/s/ Dionne D. Miller
	Name:	Dionne D. Miller
	Title:	Its Duly Authorized Signatory, as a Lender

Ares Enhanced Loan Investment Strategy II, Ltd.
By:	Ares Enhanced Loan Management II, L.P., Investment Manager

By:	Ares Enhanced Loan GP II, LLC Its General Partner

By:	/s/ Jeff Moore
	Name:	Jeff Moore
	Title:	Vice President

MFL Ares Enhanced Loan Investment Strategy IR Ltd., as Trustee of the Ares Enhanced Loan Investment Strategy IR Trust
By:	Ares Enhanced Loan Management IR, L.P., as Portfolio Manager

By:	Ares Enhanced Loan IR GP, LLC, as its General Partner

By:	Ares Management LLC, as its Manager

By:	/s/ Jeff Moore
	Name:	Jeff Moore
	Title:	Vice President

[Amendment No. 5]

Ares Leveraged Finance General I
By:	Ares CLO Management XI, L.P.

By:	Ares CLO GP XI, LLC, its General Partner

By:	Ares Management LLC, its Manager

By:	/s/ Jeff Moore
	Name:	Jeff Moore
	Title:	Vice President

Ares X CLO Ltd.
By:	Ares CLO Management X, L.P., Investment Manager

By:	Ares CLO GP X, LLC, its General Partner

By:	/s/ Jeff Moore
	Name:	Jeff Moore
	Title:	Vice President

Ares IIR CLO Ltd.
By:	Ares CLO Management IIR, L.P., Investment Manager

By:	Ares CLO GP IIR, LLC, Its General Partner

By:	/s/ Jeff Moore
	Name:	Jeff Moore
	Title:	Vice President

[Amendment No. 5]

Ares IIIR/IVR CLO Ltd.
By:	Ares CLO Management IIIR/IVR, L.P.

By:	Ares CLO GP IIIR/IVR, LLC, Its General Partner

By:	Ares Management LLC, Its Manager

By:	/s/ Jeff Moore
	Name:	Jeff Moore
	Title:	Vice President

Ares VR CLO Ltd.
By:	Ares CLO Management VR, L.P., Investment Manager

By:	Ares CLO GP VR, LLC, Its General Partner

By:	/s/ Jeff Moore
	Name:	Jeff Moore
	Title:	Vice President

Ares VIR CLO Ltd.
By:	Ares CLO Management VIR, L.P., Investment Manager

By:	Ares CLO GP VIR, LLC, Its General Partner

By:	/s/ Jeff Moore
	Name:	Jeff Moore
	Title:	Vice President

[Amendment No. 5]

Ares VIII CLO Ltd.
By:	Ares CLO Management VIII, L.P., Investment Manager

By:	Ares CLO GP VIII, LLC, Its General Partner

By:	/s/ Jeff Moore
	Name:	Jeff Moore
	Title:	Vice President

Ares IX CLO Ltd.
By:	Ares CLO Management IX, L.P., Investment Manager

By:	Ares CLO GP IX, LLC, Its General Partner

By:	/s/ Jeff Moore
	Name:	Jeff Moore
	Title:	Vice President

Confluent 2 Limited
By:	Ares Private Account Management I, L.P., as Sub-Manager

By:	Ares Private Account Management I GP, LLC, as General Partner

By:	Ares Management LLC, as Manager

By:	/s/ Jeff Moore
	Name:	Jeff Moore
	Title:	Vice President

[Amendment No. 5]

Ares VII CLO Ltd.
By:	Ares CLO Management VII, L.P.,
Investment Manager

By:	Ares CLO GP VII, LLC,
Its General Partner

By:	/s/ Jeff Moore
	Name:	Jeff Moore
	Title:	Vice President

Trumbull THC2 Loan Funding LLC, for itself or as agent for Trumbull THC2 CFPI Loan Funding LLC, as a Lender
By:	/s/ Jason Muelver
	Name:	Jason Muelver
	Title:	Attorney-in-Fact

Stedman CBNA Loan Funding LLC, for itself or as agent for Stedman CFPI Loan Funding LLC, as a Lender
By:	/s/ Richard Newcomb
	Name:	Richard Newcomb
	Title:	Attorney-in-Fact

Carlyle Loan Investment, Ltd., as a Lender
By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Carlyle Loan Opportunity Fund, as a Lender
By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director
[Amendment No. 5]

Carlyle Capital Investment Limited, as a Lender
By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Carlyle High Yield Partners X, Ltd., as a Lender
By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Carlyle High Yield Partners IX, Ltd., as a Lender
By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Carlyle High Yield Partners VIII, Ltd., as a Lender
By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Carlyle High Yield Partners VI, Ltd., as a Lender
By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Carlyle High Yield Partners IV, Ltd., as a Lender
By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director
[Amendment No. 5]

Carlyle High Yield Partners VII, Ltd., as a Lender
By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Raymond James Bank, FSB, as a Lender
By:	/s/ Steven F. Paley
	Name:	Steven F. Paley
	Title:	Vice President

The Hartford Mutual Funds, Inc., on behalf of the Hartford Floating Rate Fund by Hartford Investment Management Company, its sub-advisor, as a Lender
By:	/s/ Michael A. Pineau
	Name:	Michael A. Pineau
	Title:	Vice President

The Hartford Mutual Funds, Inc., on behalf of The Hartford Income Fund
By	Hartford Investment Management Company its Subadvisor, as a Lender

By:	/s/ Michael A. Pineau
	Name:	Michael A. Pineau
	Title:	Vice President
[Amendment No. 5]

The Hartford Mutual Funds, Inc., on behalf of The Hartford Inflation Plus Fund
By	Hartford Investment Management Company its Subadvisor, as a Lender

By:	/s/ Michael A. Pineau
	Name:	Michael A. Pineau
	Title:	Vice President

Hartford Series Fund, Inc., on behalf of Hartford Total Return Bond HLS Fund
By	Hartford Investment Management Company its Subadvisor, as a Lender

By:	/s/ Michael A. Pineau
	Name:	Michael A. Pineau
	Title:	Vice President

The Hartford Mutual Funds, Inc., on behalf of The Hartford Total Return Bond Fund
By	Hartford Investment Management Company its Subadvisor, as a Lender

By:	/s/ Michael A. Pineau
	Name:	Michael A. Pineau
	Title:	Vice President

ING PRIME RATE TRUST
By:	ING Investment Management Co.
as its Investment Manager

By:	/s/ Michael Prince
	Name:	Michael Prince, CFA
	Title:	Senior Vice President
[Amendment No. 5]

ING SENIOR INCOME FUND
By:	ING Investment Management Co.
as its Investment Manager

By:	/s/ Michael Prince
	Name:	Michael Prince, CFA
	Title:	Senior Vice President

Fall Creek CLO, Ltd., as a Lender
By:	/s/ Jason M. Riehle
	Name:	Jason M. Riehle
	Title:	Authorized Signor

Bear Stearns Loan Trust
By:	Bear Stearns Asset Management, Inc.,
as its attorney-in-fact, as a Lender

By:	/s/ Neil D. Rosenberg
	Name:	Neil D. Rosenberg
	Title:	Managing Director

Bear Stearns Institutional Loan Master Fund
By:	Bear Stearns Asset Management Inc.
as its attorney-in-fact, as a Lender

By:	/s/ Neil D. Rosenberg
	Name:	Neil D. Rosenberg
	Title:	Managing Director

Gallatin Funding I Ltd.
By:	Bear Stearns Asset Management Inc.
as its Collateral Manager, as a Lender

By:	/s/ Neil D. Rosenberg
	Name:	Neil D. Rosenberg
	Title:	Managing Director
[Amendment No. 5]

Gallatin CLO II 2005-1 LTD.
By:	Bear Stearns Asset Management Inc.
as its Collateral Manager, as a Lender

By:	/s/ Neil D. Rosenberg
	Name:	Neil D. Rosenberg
	Title:	Managing Director

Gallatin CLO III 2007-1, Ltd. As Assignee
By:	Bear Stearns Asset Management Inc.
as its Collateral Manager, as a Lender

By:	/s/ Neil D. Rosenberg
	Name:	Neil D. Rosenberg
	Title:	Managing Director

NAVIGARE TOTAL RETURN LOAN FUND I (SEGREGATED PORTFOLIO), as a Lender
By:	/s/ Sheryl A. Rothman
	Name:	Sheryl A. Rothman
	Title:	Managing Director

AIM FLOATING RATE FUND
By:	INVESCO Senior Secured Management, Inc. As Sub-Adviser

By:	/s/ Joseph Rotondo
	Name:	Joseph Rotondo
	Title:	Authorized Signatory
[Amendment No. 5]

ALZETTE EUROPEAN CLO S.A.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Joseph Rotondo
	Name:	Joseph Rotondo
	Title:	Authorized Signatory

AVALON CAPITAL LTD. 3
By:	INVESCO Senior Secured Management, Inc. As Asset Manager

By:	/s/ Joseph Rotondo
	Name:	Joseph Rotondo
	Title:	Authorized Signatory

BELHURST CLO LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Joseph Rotondo
	Name:	Joseph Rotondo
	Title:	Authorized Signatory

DIVERSIFIED CREDIT PORTFOLIO LTD.
By:	INVESCO Senior Secured Management, Inc. as Investment Adviser

By:	/s/ Joseph Rotondo
	Name:	Joseph Rotondo
	Title:	Authorized Signatory
[Amendment No. 5]

LIMEROCK CLO I
By:	INVESCO Senior Secured Management, Inc. As Investment Manager

By:	/s/ Joseph Rotondo
	Name:	Joseph Rotondo
	Title:	Authorized Signatory

LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan Funding IX LLC
By:	INVESCO Senior Secured Management, Inc. As Portfolio Manager

By:	/s/ Joseph Rotondo
	Name:	Joseph Rotondo
	Title:	Authorized Signatory

MOSELLE CLO S.A.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Joseph Rotondo
	Name:	Joseph Rotondo
	Title:	Authorized Signatory

NAUTIQUE FUNDING LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Joseph Rotondo
	Name:	Joseph Rotondo
	Title:	Authorized Signatory
[Amendment No. 5]

NAUTIQUE FUNDING II LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Joseph Rotondo
	Name:	Joseph Rotondo
	Title:	Authorized Signatory

PETRUSSE EUROPEAN CLO S.A.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Joseph Rotondo
	Name:	Joseph Rotondo
	Title:	Authorized Signatory

SARATOGA CLO I, LIMITED
By:	INVESCO Senior Secured Management, Inc. As the Asset Manager

By:	/s/ Joseph Rotondo
	Name:	Joseph Rotondo
	Title:	Authorized Signatory

WASATCH CLO LTD.
By:	INVESCO Senior Secured Management, Inc. As Portfolio Manager

By:	/s/ Joseph Rotondo
	Name:	Joseph Rotondo
	Title:	Authorized Signatory

National City Bank, as a Lender
By:	/s/ Deroy Scott
	Name:	Deroy Scott
	Title:	Senior Vice President
[Amendment No. 5]

SECURITY BENEFIT LIFE INSURANCE COMPANY, as a Lender
By:	Four Corners Capital Management LLC, As Sub-Adviser

By:	/s/ Kapil Singh, CFA
	Name:	Kapil Singh, CFA
	Title:	Senior Vice President

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II, as a Lender
By:	Four Corners Capital Management LLC, As Sub-Adviser

By:	/s/ Kapil Singh, CFA
	Name:	Kapil Singh, CFA
	Title:	Senior Vice President

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND, as a Lender
By:	Four Corners Capital Management LLC, As Sub-Adviser

By:	/s/ Kapil Singh, CFA
	Name:	Kapil Singh, CFA
	Title:	Senior Vice President

FORTRESS PORTFOLIO TRUST, as a Lender
By:	Four Corners Capital Management LLC, As Investment Manager

By:	/s/ Kapil Singh, CFA
	Name:	Kapil Singh, CFA
	Title:	Senior Vice President

[Amendment No. 5]

FOUR CORNERS CLO 2005-I, LTD., as a Lender
By:	Four Corners Capital Management LLC,
As Collateral Manager
By:	/s/ Kapil Singh, CFA
	Name:	Kapil Singh, CFA
	Title:	Senior Vice President

Veritas CLO II Ltd., as a Lender
By:	/s/ John T. Spellman
	Name:	John T. Spellman
	Title:	Attorney-in-fact
Prospero CLO I, BV, as a Lender
By:	/s/ John T. Spellman
	Name:	John T. Spellman
	Title:	Attorney-in-fact

Atlas Loan Funding (CENT I) LLC
By:	RiverSource Investments, LLC
Attorney-in-fact, as a Lender

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations
Centurion CDO II, Ltd.
By:	RiverSource Investments, LLC
As Collateral Manager, as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

[Amendment No. 5]

Centurion CDO III, Limited
By:	RiverSource Investments, LLC
As Collateral Manager, as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations
Centurion CDO VI, Ltd.
By:	RiverSource Investments, LLC
As Collateral Manager, as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations
Centurion CDO VII, Ltd.
By:	RiverSource Investments, LLC
As Collateral Manager, as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations
Centurion CDO 8, Limited
By:	RiverSource Investments, LLC
As Collateral Manager, as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations
Centurion CDO 9, Ltd.
By:	RiverSource Investments, LLC
As Collateral Manager, as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

[Amendment No. 5]

Cent CDO XI, Limited
By:	RiverSource Investments, LLC
As Collateral Manager, as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations
Cent CDO 12, Limited
By:	RiverSource Investments, LLC
As Collateral Manager, as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations
RiverSource Bond Series, Inc. - RiverSource Floating Rate Fund, as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President
Sequils-Centurion V, Ltd.
By:	RiverSource Investments, LLC
As Collateral Manager, as a Lender

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations
Hamilton Floating Rate Fund, LLC, as a Lender
By:	/s/ Dean Stephan
	Name:	Dean Stephan
	Title:	Managing Director

[Amendment No. 5]

OWS CLO I, Ltd., as a Lender
By:	/s/ Dean Stephan
	Name:	Dean Stephan
	Title:	Managing Director
The Bank of New York, as a Lender
By:	/s/ Dean Stephan
	Name:	Dean Stephan
	Title:	Managing Director
U.S. Bank Loan Fund (M) (Master Trust), as a Lender
By:	/s/ Dean Stephan
	Name:	Dean Stephan
	Title:	Managing Director
Ameriprise Certificate Company
By:	RiverSource Investments, LLC as Collaeral Manager, as a Lender

By:	/s/ Yvonne E. Stevens
	Name:	Yvonne E. Stevens
	Title:	Senior Managing Director
RiverSource Life Insurance Company
By:	RiverSource Investments, LLC as Collaeral Manager, as a Lender

By:	/s/ Yvonne E. Stevens
	Name:	Yvonne E. Stevens
	Title:	Senior Managing Director

[Amendment No. 5]

Fifth Third Bank, as a Lender
By:	/s/ John Stringfield
	Name:	John Stringfield
	Title:	Vice President
UBS LOAN FINANCE LLC, as a Lender
By:	/s/ Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director
KEYBANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ J. T. Taylor
	Name:	J. T. Taylor
	Title:	Senior Vice President
Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate
By:	/s/ John P. Thacker
	Name:	John P. Thacker
	Title:	Chief Credit Officer
Denali Capital LLC, managing member of DC Funding Partners, LLC, portfolio manager for DENALI CAPITAL CLO IV, LTD., or an affiliate
By:	/s/ John P. Thacker
	Name:	John P. Thacker
	Title:	Chief Credit Officer

Denali Capital LLC, managing member of DC Funding Partners, LLC, portfolio manager for DENALI CAPITAL CLO V, LTD., or an affiliate
By:	/s/ John P. Thacker
	Name:	John P. Thacker
	Title:	Chief Credit Officer
[Amendment No. 5]

Denali Capital LLC, managing member of DC Funding Partners, LLC, portfolio manager for DENALI CAPITAL CLO VI, LTD., or an affiliate
By:	/s/ John P. Thacker
	Name:	John P. Thacker
	Title:	Chief Credit Officer

Denali Capital LLC, managing member of DC Funding Partners, LLC, portfolio manager for DENALI CAPITAL CLO VII, LTD., or an affiliate
By:	/s/
	Name:	John P. Thacker
	Title:	Chief Credit Officer
Greywolf CLO I, Ltd., as a Lender
By:	/s/ William Troy
	Name:	William Troy
	Title:	Authorized Signer
WhiteHorse I, Ltd.
By:	WhiteHorse Capital Partners, L.P.
As Collateral Manager
By:	/s/ Ethan Underwood
	Name:	Ethan Underwood
	Title:	Manager
WhiteHorse II, Ltd.
By:	WhiteHorse Capital Partners, L.P.
As Collateral Manager
By:	/s/ Ethan Underwood
	Name:	Ethan Underwood
	Title:	Manager
WhiteHorse III, Ltd.
By:	WhiteHorse Capital Partners, L.P.
As Collateral Manager
By:	/s/ Ethan Underwood
	Name:	Ethan Underwood
	Title:	Manager
[Amendment No. 5]

KNIGHT CBNA LOAN FUNDING- KNIGHT CFPI LOAN FUNDING LLC Knight CBNA Loan Funding LLC, for itself or as Agent for Knight CFPI Loan Funding LLC, as a Lender
By:	/s/ Erich VanRavenswaay
	Name:	Erich VanRavenswaay
	Title:	Assistant Vice President
LCM IV, Ltd.
By:	Lyon Capital Management LLC,
As Collateral Manager, as a Lender
By:	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
	Title:	Portfolio Manager
LCM II LIMITED PARTNERSHIP
By:	Lyon Capital Management LLC,
As Collateral Manager, as a Lender
By:	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
	Title:	Portfolio Manager
LCM III, Ltd.
By:	Lyon Capital Management LLC,
As Collateral Manager, as a Lender
By:	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
	Title:	Portfolio Manager
[Amendment No. 5]

LCM V, LTD.
By:	Lyon Capital Management LLC,
As Collateral Manager, as a Lender
By:	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
	Title:	Portfolio Manager
LCM VI, LTD.
By:	Lyon Capital Management LLC,
as Attorney-in-fact, as a Lender
By:	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
	Title:	Portfolio Manager
LCM VII, LTD.
By:	Lyon Capital Management LLC,
as Attorney-in-fact, as a Lender

By:	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
	Title:	Portfolio Manager
PPM America, Inc., as Attorney-in-fact, on behalf of Jackson National Life Insurance Company, as a Lender
By:	/s/ David C. Wagner
	Name:	David C. Wagner
	Title:	Managing Director
Sovereign Bank, as a Lender
By:	/s/ Vicki A. Woodard
	Name:	Vicki A. Woodard
	Title:	Senior Vice President

[Amendment No. 5]

Exhibit 10.6
SCHEDULE I
GUARANTORS
America Management Companies, LLC
AMG-Crockett, LLC
AMG-Hilcrest, LLC
AMG-Hillside, LLC
AMG-Livingston, LLC
AMG-Logan, LLC
AMG-Southern Tennessee, LLC
AMG-Trinity, LLC
Andalusia Physician Practices, LLC
Ashland Physician Services, LLC
Ashley Valley Medical Center, LLC
Ashley Valley Physician Practice, LLC
Athens Physician Practice, LLC
Athens Regional Medical Center, LLC
Barrow Medical Center, LLC
Bartow General Partner, LLC
Bartow Healthcare System, Ltd.
Bartow Memorial Limited Partner, LLC
Bourbon Community Hospital, LLC
Bourbon Physician Practice, LLC
Brim Hospitals, Inc.
Buffalo Trace Radiation Oncology Associates, LLC
Care Health Company, Inc.
Castleview Hospital, LLC
Castleview Medical, LLC
Castleview Physician Practice, LLC
Clinch Professional Physician Services, LLC
Clinch Valley Endocrinology, LLC
Clinch Valley Pulmonology, LLC
Clinch Valley Urology, LLC
Coastal Carolina Physician Practices, LLC
Colorado Plains Physician Practices, LLC
Community Hospital of Starke, Inc
Community Medical, LLC
Crockett Hospital, LLC
Crockett PHO, LLC
Danville Diagnostic Imaging Center, LLC
Danville Physician Practices, LLC
Danville Regional Medical Center, LLC
Danville Regional Medical Center School of Health Professions, LLC
Dodge City Healthcare Group, LP
Dodge City Healthcare Partner, Inc

Eunice Community Medical Center, LLC
Galen-Med, Inc.
Georgetown Community Hospital, LLC
Georgetown Rehabilitation, LLC
Guyan Valley Hospital, LLC
Halstead Hospital, LLC
HCK Logan Memorial, LLC
HDP Starke, LLC
HDP Georgetown, LLC
Hillside Hospital, LLC
Historic LifePoint Hospitals, Inc.
HRMC, LLC
HST Physician Practice, LLC
HTI Georgetown, LLC
HTI PineLake, LLC
Integrated Physician Services, LLC
Kansas Healthcare Management Company, Inc.
Kansas Healthcare Management Services, LLC
Kentucky Hospital, LLC
Kentucky Medserv, LLC
Kentucky MSO, LLC
Kentucky Physician Services, Inc.
Lake Cumberland Physician Practices, LLC
Lake Cumberland Regional Hospital, LLC
Lake Cumberland Regional Physician Hospital Organization, LLC
Lakeland Community Hospital, LLC
Lakeland Physician Practices, LLC
Lander Valley Medical Center, LLC
Lander Valley Physician Practices, LLC
Las Cruces Physician Practices, LLC
LHSC, LLC
LifePoint Acquisition Corp.
LifePoint Asset Management Company, Inc.
LifePoint Billing Services, LLC
LifePoint Corporate Services, General Partnership
LifePoint CSGP, LLC
LifePoint CSLP, LLC
LifePoint Holdings 2, LLC
Lifepoint Holdings 3, Inc.
LifePoint Hospitals, Inc.
LifePoint Hospitals Holdings, Inc.
LifePoint Medical Group — Hillside, Inc
LifePoint of GAGP, LLC
LifePoint of Georgia, Limited Partnership
LifePoint of Kentucky, LLC
LifePoint of Lake Cumberland, LLC

LifePoint RC, Inc.
LifePoint VA Holdings, Inc.
LifePoint WV Holdings, Inc.
Livingston Regional Hospital, LLC
Logan General Hospital, LLC
Logan Healthcare Partner, LLC
Logan Medical, LLC
Logan Memorial Hospital, LLC
Logan Physician Practice, LLC
Los Alamos Physician Practices, LLC
Martinsville Physician Practices, LLC
Meadowview Physician Practice, LLC
Meadowview Regional Medical Center, LLC
Meadowview Rights, LLC
Mexia Principal Healthcare Limited Partnership
Mexia-Principal, Inc.
Northwest Medical Center-Winfield, LLC
NWMC-Winfield Physician Practices, LLC
Orthopedics of Southwest Virginia, LLC
Outpatient Services, Inc.
Opelousas Imaging Center Partners, LLC
Palestine-Principal G.P., Inc.
PHC-Ashland. L.P.
PHC-Aviation, Inc.
PHC-Belle Glade, Inc.
PHC-Charlestown, L.P.
PHC-Cleveland, Inc.
PHC-Doctors’ Hospital, Inc.
PHC-Elko, Inc.
PHC-Eunice, Inc.
PHC-Fort Mohave, Inc.
PHC-Fort Morgan, Inc.
PHC-Hospitals, LLC
PHC-Indiana, Inc.
PHC-Jasper, Inc.
PHC-Knox, Inc.
PHC-Lake Havasu, Inc.
PHC-Lakewood, Inc.
PHC-Las Cruces, Inc.
PHC-Los Alamos, Inc.
PHC-Louisiana, Inc.
PHC-Martinsville, Inc.
PHC-Minden G.P., Inc.
PHC-Minden, L.P.
PHC-Morgan City, L.P.
PHC-Morgan Lake, Inc.

PHC-Opelousas, L.P.
PHC-Palestine, Inc.
PHC-Selma, LLC
PHC-Tennessee, Inc.
PineLake Physician Practice, LLC
PineLake Regional Hospital, LLC
Poitras Practice, LLC
PRHC-Alabama, LLC
PRHC-Ennis G.P., Inc.
PRHC-Ennis, L.P.
Principal Hospital Company of Nevada, Inc.
Principal Knox, L.L.C.
Principal Knox, L.P.
Principal-Needles, Inc.
Province Healthcare Company
Putnam Ambulatory Surgery Center, LLC
Putnam Community Medical Center, LLC
R. Kendall Brown Practice, LLC
Raleigh General Hospital, LLC
River Parishes Holdings, LLC
River Parishes Hospital, LLC
River Parishes Partner, LLC
River Parishes Physician Practice, LLC
Riverton Memorial Hospital, LLC
Riverton Physician Practices, LLC
Riverview Medical Center, LLC
Russellville Hospital, LLC
Russellville Physician Practices, LLC
Select Healthcare, LLC
Selma Diagnostic Imaging, LLC
Siletchnik Practice, LLC
Smith County Memorial Hospital, LLC
Somerset Surgery Partner, LLC
Southern Tennessee EMS, LLC
Southern Tennessee Medical Center, LLC
Southern Tennessee PHO, LLC
Springhill Medical Center, LLC
Spring View Hospital, LLC
Spring View Physician Practices, LLC
Starke Physician Practices, LLC
The MRI Center of Northwest Alabama, LLC
THM Physician Practice, LLC
Vaughan Physician Practices, LLC
Ville Platte Medical Center, LLC
Ville Platte Physician Practices, LLC
West Virginia Management Services Organization, Inc.

Western Plains Regional Hospital, LLC
Woodford Hospital, LLC
Wyoming Holdings, LLC
Wythe County Community Hospital, LLC
Wythe County Physician Practices, LLC
Zone, Incorporated